UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2023

APPLIED MOLECULAR TRANSPORT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39306	81-4481426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address not Applicable(1)
(Address of principal executive offices, including zip code)

(650) 392-0420
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	AMTI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, or the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at the following address: Applied Molecular Transport Inc., c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801, or to the email address: corporate.secretary@appliedmt.com.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 27, 2023, Applied Molecular Transport Inc., a Delaware corporation (“AMTI”), completed the previously announced strategic combination contemplated by that certain Agreement and Plan of Merger, dated as of September 21, 2023 (the “Merger Agreement”), by and among Cyclo Therapeutics, Inc., a Nevada corporation (“Cyclo”), Cameo Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Cyclo (“Merger Sub”) and AMTI, providing for the merger of Merger Sub with and into AMTI, with AMTI surviving the merger as a wholly-owned subsidiary of Cyclo (the “Merger”).

At the effective time of the Merger (“Effective Time”):

a)
Each share of common stock of AMTI (“AMTI Common Stock”) that was issued and outstanding immediately prior to the Effective Time (other than (i) treasury shares, and (ii) any shares of AMTI Common Stock held directly by Cyclo or Merger Sub) was automatically converted into the right to receive a number of shares of common stock of Cyclo (“Cyclo Common Stock”) equal to 0.1331 (the “Exchange Ratio”). No fractional shares of Cyclo Common Stock were issued in connection with the Merger and the number of shares of Cyclo Common Stock issued to the AMTI stockholders was rounded up to the nearest whole share.

b)
Each option to purchase shares of AMTI Common Stock (each, an “AMTI Option”) that was outstanding immediately prior to the Effective Time and had an exercise price per share equal to or less than $0.40 was automatically assumed and converted as of the Effective Time into an option to acquire, on substantially similar terms and conditions as were applicable under such AMTI Option, the number of shares of Cyclo Common Stock determined by multiplying the number of shares of AMTI Common Stock subject to such AMTI Option immediately prior to the Effective Time by the Exchange Ratio (rounded down to the nearest whole share) with an exercise price per share equal to the exercise price per share of such AMTI Option immediately prior to the Effective Time, divided by the Exchange Ratio (rounded up to the nearest whole cent). Each AMTI Option that was outstanding immediately prior to the Effective Time and had an exercise price per share that is greater than $0.40 was automatically cancelled and extinguished for no consideration.

The foregoing description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 on the Current Report on Form 8-K filed by AMTI on September 21, 2023, and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Merger, AMTI notified the Nasdaq Capital Market (“Nasdaq”) and requested that it suspend trading of AMTI Common Stock and remove AMTI Common Stock from listing on Nasdaq, in each case, prior to the opening of the market on December 27, 2023. AMTI also requested that Nasdaq file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist AMTI Common Stock from Nasdaq and deregister AMTI Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). AMTI also intends to file with the SEC a Form 15 with respect to AMTI Common Stock, requesting that AMTI Common Stock be deregistered under Section 12(g) of the Exchange Act and that its reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

As a result of the Merger, a change in control of AMTI occurred, and AMTI is now a wholly owned subsidiary of Cyclo. The information set forth in Items 2.01, 3.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time: (i) AMTI’s directors and executive officers ceased serving in such capacities and (ii) Shawn Cross, a former director of AMTI, was appointed to the board of directors of Cyclo.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

In connection with the completion of the Merger, AMTI’s Amended and Restated Certificate of Incorporation was further amended and restated in its entirety to read as the certificate of incorporation set forth as Exhibit B to the Merger Agreement. AMTI’s new amended and restated certificate of incorporation is filed as Exhibit 3.1 and is incorporated herein by reference. Also in connection with the completion of the Merger, AMTI’s Amended and Restated Bylaws were further amended and restated to be the same as the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, except that all references to the name of Merger Sub were changed to refer to the name of AMTI. AMTI’s new amended and restated bylaws are filed as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits
2.1*
Agreement and Plan of Merger, dated as of September 21, 2023, by and among Cyclo Therapeutics, Inc., Cameo Merger Sub Inc. and Applied Molecular Transport Inc. (incorporated by reference to Exhibit 2.1 of AMTI’s Current Report on Form 8-K, filed with the SEC on September 21, 2023).

3.1+	Amended and Restated Certificate of Incorporation of AMTI.
3.2+	Amended and Restated Bylaws of AMTI.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+Filed herewith.
* Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. AMTI hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that AMTI may request confidential treatment pursuant to Rule 24b-2of the Exchange Act for any exhibits or schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MOLECULAR TRANSPORT INC.
Date: December 27, 2023	By:	/s/ Shawn Cross
Shawn Cross
Chief Executive Officer and Chair of the Board of Directors